Exhibit 99.1

FOR IMMEDIATE RELEASE

October 1, 2018

People’s United Financial, Inc. Completes Acquisition of

First Connecticut Bancorp, Inc.

BRIDGEPORT, Conn. – People’s United Financial, Inc. (NASDAQ: PBCT) the holding company for People’s United Bank, N.A., announced today that it has completed its acquisition of First Connecticut Bancorp, Inc. (NASDAQ: FBNK) the holding company for Farmington Bank. The 100% stock transaction was announced on June 19, 2018.

“We are extremely pleased to welcome the employees and customers of Farmington Bank to People’s United,” said Jack Barnes, Chairman and Chief Executive Officer of People’s United Financial. “They have an experienced team and a similar culture that will strengthen our well-established presence in Connecticut, particularly in the Hartford region. We look forward to enhancing the experience of Farmington Bank customers with our complementary array of products and services, and access to our technology and digital capabilities.”

About People’s United Bank, N.A.

People’s United Bank, N.A. is a subsidiary of People’s United Financial, a diversified financial services company with $45 billion in assets. People’s United Bank, founded in 1842, is a premier, community-based, regional bank in the Northeast offering commercial and retail banking, as well as wealth management services through a network of nearly 400 retail locations in Connecticut, New York, Massachusetts, Vermont, New Hampshire and Maine.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, People’s United’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond the control of People’s United. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to factors previously disclosed in People’s United’s and First Connecticut’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: difficulties and delays in integrating the First Connecticut business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of People’s United’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the impact, extent and timing of technological changes; capital management activities; litigation; increased capital requirements, other regulatory requirements or enhanced regulatory supervision; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

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Investor Contact:

Andrew S. Hersom

Investor Relations

203.338.4581

Andrew.Hersom@peoples.com

Media Contact:

Steven Bodakowski

Corporate Communications

203.338.4202

Steven.Bodakowski@peoples.com